WCM Focused Emerging Markets Fund
(Investor Class: WFEMX, Institutional Class: WCMEX)

WCM Focused Global Growth Fund
(Investor Class: WFGGX, Institutional Class: WCMGX)

Each a series of Investment Managers Series Trust

Supplement Dated June 25 2015
To the Prospectus and Statement of Additional Information
Dated September 1, 2014

Effective July 1, 2015, the following text supplements information regarding “Fund Expenses” in the Funds’ Prospectus and Statement of Additional Information:

WCM Investment Management (the “Advisor”) has voluntarily agreed to waive all of its fees and pay all of the operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) for each of the WCM Focused Emerging Markets Fund and the WCM Focused Global Growth Fund from July 1, 2015, through June 30, 2016.  The Advisor will not seek recoupment of any advisory fees it waived or Fund expenses it paid during such period.

Please retain this Supplement with your records.